UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 8, 2004

ZAXIS INTERNATIONAL INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

115 EAST 57TH STREET, 11TH FLOOR, NEW YORK, NY	10022
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 688-5688

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP Back to Table of Contents

Zaxis International Inc., a Delaware corporation, is sometimes referred to herein as "we", "us", "our", "Company" and the "Registrant". On November 6, 2002, the Registrant filed a voluntary Chapter 7 petition under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court Northern District of Ohio (case no. 02-55160). On October 13, 2004, the Bankruptcy Court approved an Order confirming the sale of debtor's interest in personal property to Park Avenue Group Inc. and confirming that Park Avenue Group, Inc. is a good faith purchaser pursuant to 11 USC Section363(m). A copy of this order is attached as exhibit 2(i)1 hereto. The material terms of the transaction confirmed by Bankruptcy Court authorized Park Avenue Group to appoint new members to the Registrant's board of directors and the newly-appointed board of directors be authorized to:

(i) amend the Article of Incorporation to increase the number of authorized shares to 100,000,000 shares;
(ii) amend the Article of Incorporation to change the par value of the Registrant's common and preferred stock to $0.0001;
(iii) issue up to 30,000,000 shares of common stock, par value $0.0001 to the new management of the Registrant, which management was appointed by the newly-constituted board of directors;
(iv) implement a reverse split of the issued and outstanding shares in a ratio to be determined by the board of directors;
(v) cancel and extinguish all common share conversion rights of any kind, including without limitation, warrants, options, convertible bonds, other convertible debt instruments and convertible preferred stock; and
(vi)cancel and extinguish all preferred shares of every series and accompanying conversion rights of any kind.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT Back to Table of Contents

The Registrant reports in this current report on Form 8-K a change in certifying accountants. In connection with the Registrant's filing on November 6, 2002 under Chapter 7 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Ohio, Eastern Division, the Registrant's certifying accountant, Grant Thornton LLP resigned as the Registrant's independent accountants effective November 27, 2002.

(a)(1) Previous Independent Accountant

(i) The Registrant reports a change in certifying accountants, which involved the resignation of Grant Thornton LLP effective November 27, 2002.

(ii) Grant Thornton LLP's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, except as described below.

For the years ended December 31, 2000 and 2001, Grant Thornton LLP rendered reports dated March 30, 2001 (except for the third sentence of note 13, as to which the date is April 6, 2001) and February 15, 2002, respectively, which contained a paragraph raising substantial doubt about the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for the years ended December 31, 2001 and 2000, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(iii) The decision to change accountants was recommended and approved by the new board of directors of the Registrant on October 20, 2004.

(a)(2) Engagement of New Independent Accountant.
On October 20, 2004, the Registrant's board of directors recommended and approved the engagement of Michael F. Cronin, CPA, Rochester, New York, as its independent accountant to audit the Registrant's financial statements for its fiscal years ended December 31, 2002 and 2003.

(a)(3) The Registrant has provided Grant Thornton LLP with a copy of the disclosures it is making in response to this Item. The Registrant has requested Grant Thornton LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and (ii) above and, if not, stating the respects in which Grant Thornton LLP does not agree. The Registrant has filed the letter as exhibit 16.2 to this current report containing this disclosure.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT Back to Table of Contents

In connection with the Order confirming the sale of debtor's interest in certain intangible personal property to Park Avenue Group Inc. approved by the U.S. Bankruptcy Court Northern District of Ohio on October 13, 2004, the Court authorized a change in control of the Registrant, pursuant to which Ivo Heiden became the Registrant's sole director on October 13, 2004, and was appointed president by the new board of directors of the Registrant on October 19, 2004. The Court order further provided that the sale was free and clear of liens, claims and interests of others and that the sale was free and clear of any and all other real or personal property interests, including any interests in Zaxis's subsidiaries. The Bankruptcy Court Order provided that the existing officers and directors were deemed removed from office and also authorized the appointment of new members to the Registrant's board of directors. On November 30, 2004; the Registrant's board of directors approved and authorized an amendment of Registrant's Article of Incorporation to establish a series B convertible preferred stock, par value $0.0001 ("Series B Convertible Preferred Stock"). The holders of the Series B Convertible Preferred Stock shall be entitled to 20 (twenty) votes on all matters submitted to a vote of the stockholders of the Registrant. The holders of Series B Convertible Preferred Stock shall have the right to convert each share into 20 (twenty) shares of common stock upon their written request at any time. On December 7, 2004, the board of directors authorized the issuance of 1,800,000 shares of Series B Convertible Preferred Stock, which resulted in a change in control of the Registrant.

(b) The following table contains information regarding the percentage of voting securities of the Registrant beneficially owned directly or indirectly by the Registrant's director/executive officer and those persons or entities who beneficially own more than 5% of the Registrant's shares.

Name	Voting Securities Beneficially owned	Percentage Owned(1)
Ivo Heiden, President and Director 115 East 57th Street, Suite 1122, New York, NY 10022	26,400,000	50.25%(2)
Richard Rubin 115 East 57th Street, Suite 1122, New York, NY 10022	9,600,000	18.27%(3)
Thomas J. Craft, Jr. 11000 Prosperity Farms Road, Palm Beach Gardens, FL 33401	9,600,000	18.27%
Juergen Heiden Dorfstrasse 21, 18314 Luedershagen, Germany	7,200,000	13.71%(4)
All officers and directors (1 person)	26,400,000	50.25%
(1) The percentage and ownership is based on 52,533,155 voting securities issued and outstanding as of December 8, 2004, including votes and shares issuable upon conversion of Series B Convertible Preferred Stock.
(2) Mr. Heiden has sole irrevocable voting power with respect to the 480,000 Series B Convertible Preferred Shares representing 9,600,000 votes owned beneficially by Richard Rubin and sole irrevocable voting power with respect to the 360,000 Series B Convertible Preferred Shares representing 7,200,000 votes owned beneficially by Juergen Heiden who is the father of Ivo Heiden, the Registrant's president and director.
(3) Mr. Heiden has sole irrevocable voting power with respect to the 480,000 Series B Convertible Preferred Shares representing 9,600,000 votes owned beneficially by Richard Rubin
(4) Mr. Heiden has sole irrevocable voting power with respect to the 480,000 Series B Convertible Preferred Shares representing 7,200,000 votes owned beneficially by Juergen Heiden. Mr. Ivo Heiden disclaims beneficial interest in the shares of Juergen Heiden.

Ivo Heiden, 38, has been president and chairman of the Registrant since October 13, 2004. During the past five years, Mr. Heiden has been engaged in the business of providing corporate securities consulting services to public and private companies. From October 2000 until August 2001, Mr. Heiden served as an officer and director of Fifth Avenue Acquisition I Corp., and resigned in connection with a business combination with PlanetLink Communications, Inc. Mr. Heiden served also as a director of Western-Silver-Lead Corporation, a public reporting company from August 2002 to September 2003, and resigned in connection with a business combination with Lexor Holdings. Since March 2004, Mr. Heiden has been vice president and a director of Peregrine Industries, Inc, a public company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS Back to Table of Contents

Pursuant to the Order confirming the sale of debtor's interest in personal property to Park Avenue Group Inc. by the U.S. Bankruptcy Court Northern District of Ohio, the former directors of the Registrant were deemed removed from office and Park Avenue Group, Inc appointed Ivo Heiden to be the sole director of the Registrant.

ITEM 5.03 AMENDMENTS TO ARTICLE OF INCORPORATION OR BYLAWS Back to Table of Contents

On October 28, 2004, the board of directors restated the company's by-laws, which by-laws are attached hereto as exhibit 3(ii)1. On November 30, 2004, the board of directors approved and authorized an amendment of Registrant's Certificate of Incorporation, which certificate of amendment to the certificate of incorporation is attached hereto as exhibit 3(i)1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(a) The Registrant's audited financial statements to be prepared according to Regulation S-X on its Form 10-KSB shall be filed for the Registrant's fiscal years ended December 31, 2003 and December 31, 2002.
(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
2	Order Confirming the Sale of debtor's interest in personal property, filed herewith.
3(i)1	Certificate of Incorporation of the Registrant, as amended, filed herewith.
3(ii)1	Restated By-Laws of the Registrant, filed herewith.
16.2	Letter on Change in Certifying Accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ IVO HEIDEN Ivo Heiden President and Chairman of the Board Date: December 8, 2004